Earnings per Common Share	9 Months Ended
Sep. 30, 2016
Earnings per Common Share
Earnings per Common Share

Note 24 – Earnings per Common Share

The following table provides a reconciliation of both net income and the number of common shares used in the computation of basic income per share.

	Three Months Ended September 30,		Nine Months Ended September 30,
(In Thousands)	2016	2015	2016	2015
Basic earnings per common share:
Net income from continued operations	$9,571	$13,046	$27,683	$34,842
Income (loss) from discontinued operations	—	386	(351)	1,057
Less:
Non-controlling interest	777	1,118	2,217	2,871
Net income (loss) allocated to common shareholders	$8,794	$12,314	$25,115	$33,028
Basic weighted average common shares outstanding	30,960,370	30,539,376	30,960,370	30,539,376
Earnings (loss) per share
Continuing operations	$0.28	$0.39	$0.82	$1.05
Discontinued operations	$—	$0.01	$(0.01)	$0.03